EXHIBIT 10.24

                             PARTICIPATION AGREEMENT

   THIS PARTICIPATION AGREEMENT (the "Agreement") is made and entered into on the 3RD day of JANUARY 1997 by and between Texoil, Inc., a Nevada corporation (the "Company"), and the undersigned participant ("Participant"), pursuant to the Company's Amended and Restated 1996 Stock Compensation Plan, as may be amended (the "Plan").

   WHEREAS, Participant currently is eligible to participate in the Plan;

   WHEREAS, Participant desires to participate in the Plan for so long as he/she is eligible to participate in the Plan, subject to the terms and conditions of the Plan and this Agreement; and

   WHEREAS, the Company desires to accept Participant's election to participate in the Plan.

   NOW, THEREFORE, for and in consideration of the premises, and the mutual and dependent promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

   1. Participant acknowledges that the Company has delivered to Participant a copy of the Plan. Participant represents to the Company that he/she has read the Plan, has had an opportunity to ask questions of the Company and his/her tax and legal counsel concerning the Plan, and understands the Plan and participation therein.

   2. Participant hereby elects to participate in the Plan subject to the terms and conditions of the Plan and this Agreement. Participant agrees to be bound by the Plan's terms and conditions and conduct his/her participation in the Plan in accordance therewith.

   3. By its execution hereof, the Company accepts Participant's election to participate in the Plan in accordance herewith and therewith.

   4. This agreement is not an employment agreement and creates no express or implied employment relationship between the Company (or any of its subsidiaries) and Participant.

   5. This Agreement shall be governed by the internal laws, and not the laws of conflict, of the State of Texas.

   6. This Agreement may be executed in one or more counterparts, each of which is an original and all of which together constitute one and the same instrument.

   IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

TEXOIL, INC.                                      PARTICIPANT

By:   /s/ RUBEN MEDRANO                           /s/WALTER L. WILLIAMS
      PRESIDENT AND CEO                              WALTER L. WILLIAMS
[Printed Name and Title]                          [Printed Name of Participant]